DERIVATIVES	12 Months Ended
Dec. 31, 2025
DERIVATIVES
DERIVATIVES

NOTE 13 – DERIVATIVES

The Company utilizes interest rate swap agreements as part of its asset liability management strategy to help manage its interest rate risk position. The notional amount of the interest rate swaps does not represent the amount exchanged by the parties. The amount exchanged is determined by reference to the notional amount and the other terms of the individual interest rate swap agreements.

Interest Rate Swaps Designated as Fair Value Hedges: The Company is exposed to changes in the fair value of certain of its fixed-rate assets due to changes in benchmark interest rates. The Company uses interest rate swaps to manage its exposure to changes in fair value of these instruments attributable to changes in the designated benchmark interest rate. Interest rate swaps designated as fair value hedges involve the payment of fixed-rate amounts to a counterparty in exchange to the Company receiving variable- rate payments over the life of the agreements, without the exchange of the underlying notional amount. Such derivatives are used to hedge the changes in fair value of certain of its pools of fixed rate assets. As of December 31, 2025 the Company had one interest rate swap designated as a fair value hedge with a notional amount of $10 million and fair value of ($8) thousand which was recorded in other liabilities on the consolidated balance sheets. As of December 31, 2024 the Company had two interest rate swaps designated as fair value hedges with a notional amount of $20 million and fair value of $34 thousand which was recorded in other assets on the consolidated balance sheets. The fair value hedging adjustment of the hedged fixed-rate residential loans totaled $8 thousand at December 31, 2025 and $34 thousand at December 31, 2024, and was recorded in loans on the consolidate balance sheets. Summary information about the interest rate swaps designated as fair value hedges as of year-end is as follows:

	2025	2024
Notional amount (in 000’s)	$10,000	$20,000
Weighted average pay rates	3.91%	4.10%
Weighted average receive rates	3.79%	5.35%
Weighted average maturity	0.4 years	1.92 years
Fair value (in 000’s)	$(8)	$34

For the year ended December 31, 2025 interest income recognized on the fair value hedges totaled $101 thousand and was recorded in interest income on the consolidated statement of income. For the year ended December 31, 2024 interest income recognized on the fair value hedges totaled $228 thousand and was recorded in interest income on the consolidated statement of income. The hedges were determined to be effective during all periods presented. The Company expects the hedges to remain effective during the remaining terms.

Cash Flow Hedge: As of December 31, 2025, the Company had one cash flow hedge with a notional amount of $25 million and fair value of ($78) thousand which was recorded in other liabilities on the consolidated balance sheets. This cash flow hedge is intended to manage interest rate exposure relating to certain wholesale funding positions. For the cash flow hedges, the amounts reported in accumulated other comprehensive income (loss) will be reclassified to interest expense as interest payments are made on the Company’s hedged position. During the year ended December 31, 2025, the Bank reclassified $50 thousand as a reduction to interest expense. Since the hedges were determined to be effective, there was no income or loss reclassified from accumulated other comprehensive income (loss) to interest expense due to ineffectiveness during the year ended December 31, 2025. The Company had no cash flow hedges outstanding during the year ended December 31, 2024.